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                                                                    EXHIBIT 99.2

                       INTEGRATED PROCESS EQUIPMENT CORP.

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

                   SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                           , 199

    The undersigned stockholder of Integrated Process Equipment Corp., a Delaware corporation, hereby acknowledges receipt of the Notice of Special
Meeting of Stockholders and the Joint Proxy Statement, each dated           ,
1998, and hereby appoints Roger D. McDaniel and John S. Hodgson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Integrated Process Equipment Corp. to be held
on             , 199 at   :   .m., local time, at the             located at
            ,             ,             , and at any adjournments thereof, and
to vote all shares of Common Stock and of Class A Common Stock of Integrated Process Equipment Corp. which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

    THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE AGREEMENT AND PLAN OF MERGER BY AND AMONG INTEGRATED PROCESS EQUIPMENT CORP., SPEEDFAM INTERNATIONAL, INC., AND SPEEDFAM, INC.

1. AGREEMENT AND PLAN OF MERGER:

   [ ] FOR                           [ ] WITHHOLD
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                          (continued from other side)

    EITHER OF SUCH ATTORNEYS-IN-FACT OR SUBSTITUTES SHALL HAVE AND MAY EXERCISE ALL OF THE POWERS OF SAID ATTORNEYS-IN-FACT HEREUNDER.

                       Dated:                                              , 199
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                                              SIGNATURE

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                                              SIGNATURE

    (THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS HIS, HER OR ITS NAME APPEARS HEREON, AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. IF SHARES ARE HELD IN THE NAMES OF TWO OR MORE PERSONS, INCLUDING HUSBAND AND WIFE, AS JOINT TENANTS OR OTHERWISE, ALL PERSONS MUST SIGN. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE, AND SHOULD GIVE THEIR FULL TITLE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.)